Quarterly Holdings Report
for
Fidelity® Variable Insurance Products:
FundsManager 70% Portfolio
September 30, 2022
VF70-NPRT3-1122
1.837321.116
Equity Funds - 74.2%
	Shares	Value ($)
Fidelity Canada Fund (a)	264,922	14,729,669
Fidelity Commodity Strategy Fund (a)	1,892,611	12,074,856
Fidelity Contrafund (a)	1,629,761	20,844,637
Fidelity Emerging Markets Discovery Fund (a)	987,374	12,490,276
Fidelity Emerging Markets Fund (a)	4,090,309	118,823,486
Fidelity Equity-Income Fund (a)	721,594	42,343,131
Fidelity Global Commodity Stock Fund (a)	2,100,676	36,236,669
Fidelity Hedged Equity Fund (a)	488,563	4,553,410
Fidelity International Capital Appreciation Fund (a)	1,340,740	24,763,467
Fidelity International Discovery Fund (a)	921,282	32,410,712
Fidelity International Enhanced Index Fund (a)	3,847,359	31,471,395
Fidelity International Small Cap Fund (a)	601,838	13,866,346
Fidelity International Small Cap Opportunities Fund (a)	874,595	14,422,079
Fidelity International Value Fund (a)	2,739,719	19,479,405
Fidelity Japan Smaller Companies Fund (a)	963,470	11,706,165
Fidelity Large Cap Value Enhanced Index Fund (a)	1,831,361	24,448,671
Fidelity Low-Priced Stock Fund (a)	1,175,898	48,599,871
Fidelity Overseas Fund (a)	2,827,048	124,333,577
Fidelity Real Estate Investment Portfolio (a)	323,348	12,132,028
Fidelity U.S. Low Volatility Equity Fund (a)	3,676,989	34,490,157
Fidelity Value Discovery Fund (a)	694,493	21,751,519
VIP Stock Selector All Cap Portfolio Investor Class (a)	79,450,845	607,798,962
TOTAL EQUITY FUNDS (Cost $1,503,967,760)		1,283,770,488

Fixed-Income Funds - 23.3%
	Shares	Value ($)
Fidelity Floating Rate High Income Fund (a)	5,380,979	47,890,717
Fidelity High Income Fund (a)	1,990,905	14,155,335
Fidelity Inflation-Protected Bond Index Fund (a)	3,618,167	34,842,952
Fidelity Long-Term Treasury Bond Index Fund (a)	3,246,440	33,600,657
Fidelity New Markets Income Fund (a)	809,110	8,681,750
Fidelity Total Bond Fund (a)	14,375,557	132,830,147
VIP Investment Grade Bond II Portfolio - Investor Class (a)	14,203,076	132,088,605
TOTAL FIXED-INCOME FUNDS (Cost $440,231,489)		404,090,163

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 3.10% (b) (Cost $35,656,183)	35,649,053	35,656,183

U.S. Treasury Obligations - 0.2%
	Principal Amount (c)	Value ($)
U.S. Treasury Bills, yield at date of purchase 1.86% to 3.29% 10/6/22 to 12/29/22 (d) (Cost $3,451,527)	3,470,000	3,452,119

TOTAL INVESTMENT IN SECURITIES - 99.8% (Cost $1,983,306,959)	1,726,968,953
NET OTHER ASSETS (LIABILITIES) - 0.2%	3,451,428
NET ASSETS - 100.0%	1,730,420,381

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	171	Dec 2022	7,451,325	(1,009,033)	(1,009,033)

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	243	Dec 2022	26,124,398	(36,919)	(36,919)

TOTAL PURCHASED					(1,045,952)

Sold

Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	288	Dec 2022	51,861,600	6,978,237	6,978,237
ICE E-mini MSCI EAFE Index Contracts (United States)	25	Dec 2022	2,075,750	282,942	282,942

TOTAL SOLD					7,261,179

TOTAL FUTURES CONTRACTS					6,215,227
The notional amount of futures purchased as a percentage of Net Assets is 1.9%
The notional amount of futures sold as a percentage of Net Assets is 3.1%

Legend

(a)	Affiliated Fund
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(c)	Amount is stated in United States dollars unless otherwise noted.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $3,452,119.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 3.10%	20,022,171	137,928,222	122,294,210	166,242	-	-	35,656,183	0.1%
Total	20,022,171	137,928,222	122,294,210	166,242	-	-	35,656,183

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Canada Fund	-	17,005,303	339,178	-	(13,344)	(1,923,112)	14,729,669
Fidelity Commodity Strategy Fund	14,445,549	8,767,676	8,919,344	4,481,033	2,408,770	(4,627,795)	12,074,856
Fidelity Contrafund	34,064,918	1,267,727	3,796,067	390,730	(885,941)	(9,806,000)	20,844,637
Fidelity Emerging Markets Discovery Fund	7,212,699	7,859,228	325,253	-	(24,771)	(2,231,627)	12,490,276
Fidelity Emerging Markets Fund	24,450,352	120,976,293	2,245,497	-	(277,344)	(24,080,318)	118,823,486
Fidelity Equity-Income Fund	56,691,746	2,346,534	7,860,493	444,543	(362,768)	(8,471,888)	42,343,131
Fidelity Floating Rate High Income Fund	80,763,528	4,464,683	32,967,247	2,149,417	(1,463,699)	(2,906,548)	47,890,717
Fidelity Global Commodity Stock Fund	38,926,406	1,603,172	6,716,494	-	658,054	1,765,531	36,236,669
Fidelity Hedged Equity Fund	-	4,685,322	-	-	-	(131,912)	4,553,410
Fidelity High Income Fund	16,746,900	1,003,085	492,955	529,796	(13,034)	(3,088,661)	14,155,335
Fidelity Inflation-Protected Bond Index Fund	65,317,812	1,402,189	25,395,723	-	(150,004)	(6,331,322)	34,842,952
Fidelity International Capital Appreciation Fund	39,256,286	1,354,890	2,209,739	-	(441,267)	(13,196,703)	24,763,467
Fidelity International Discovery Fund	50,300,051	1,762,342	2,960,365	-	(773,734)	(15,917,582)	32,410,712
Fidelity International Enhanced Index Fund	44,182,929	1,598,247	2,755,780	-	(314,839)	(11,239,162)	31,471,395
Fidelity International Small Cap Fund	20,033,920	711,573	1,229,511	-	(152,928)	(5,496,708)	13,866,346
Fidelity International Small Cap Opportunities Fund	22,334,731	696,018	-	-	-	(8,608,670)	14,422,079
Fidelity International Value Fund	26,290,115	944,511	1,687,051	-	(85,228)	(5,982,942)	19,479,405
Fidelity Japan Smaller Companies Fund	15,184,294	-	-	-	-	(3,478,129)	11,706,165
Fidelity Large Cap Value Enhanced Index Fund	33,110,776	920,916	4,397,577	-	(219,829)	(4,965,615)	24,448,671
Fidelity Long-Term Treasury Bond Index Fund	68,827,122	8,640,452	26,161,955	926,353	(7,584,045)	(10,120,917)	33,600,657
Fidelity Low-Priced Stock Fund	66,402,023	6,044,905	9,169,606	3,730,662	(628,464)	(14,048,987)	48,599,871
Fidelity New Markets Income Fund	5,710,467	4,888,353	186,089	181,366	(9,972)	(1,721,009)	8,681,750
Fidelity Overseas Fund	197,438,752	6,704,036	11,218,863	-	(2,224,320)	(66,366,028)	124,333,577
Fidelity Real Estate Investment Portfolio	29,830,611	1,246,183	12,190,563	620,723	989,688	(7,743,891)	12,132,028
Fidelity Total Bond Fund	-	144,177,855	4,092,842	1,285,155	(122,447)	(7,132,419)	132,830,147
Fidelity U.S. Bond Index Fund	232,831,271	57,353,361	263,537,871	2,159,547	(9,950,509)	(16,696,252)	-
Fidelity U.S. Low Volatility Equity Fund	53,180,557	3,420,765	11,043,190	1,817,256	(505,885)	(10,562,090)	34,490,157
Fidelity Value Discovery Fund	28,777,219	2,005,670	4,079,608	986,961	122,948	(5,074,710)	21,751,519
VIP Investment Grade Bond II Portfolio - Investor Class	-	146,937,404	4,980,749	-	(148,645)	(9,719,405)	132,088,605
VIP Stock Selector All Cap Portfolio Investor Class	910,626,490	22,467,556	107,286,690	124	(17,764,478)	(200,243,916)	607,798,962
	2,182,937,524	583,256,249	558,246,300	19,703,666	(39,938,035)	(480,148,787)	1,687,860,651

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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